UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2021

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759			65-0949535
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Vector Group Ltd. (NYSE:VGR) (the "Company") has prepared materials for presentations to investors. The materials are furnished (not filed) as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibits 99.1, 99.2 and 99.3 contain the Non-GAAP Financial Measures discussed below.

Please refer to Current Reports on Form 8-K dated August 5, 2021, February 25, 2021, February 28, 2020, October 4, 2019, and May 3, 2019 for reconciliations of financial measures prepared in accordance with GAAP to Non-GAAP Financial Measures.

Adjusted EBITDA, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA, Douglas Elliman Realty, LLC Adjusted EBITDA, and financial measures for all periods presented, including the last twelve months (“LTM”) ended June 30, 2021, (hereafter, referred to as “the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

EBITDA is defined as net income before, interest, taxes, depreciation and amortization. Non-GAAP Financial Measures include adjustments for change in fair value of derivatives embedded within convertible debt, loss on extinguishment of debt, litigation settlements and judgment expense, impact of Master Settlement Agreement settlements, restructuring charges, net gains on sales of assets (for purposes of Adjusted EBITDA only), and impairments of goodwill and intangible assets. For purposes of Adjusted EBITDA only, adjustments include equity in earnings from investments, equity in losses from real estate ventures, stock-based compensation expense, and other, net.
New Valley LLC, the real estate subsidiary of Vector Group Ltd., operates a real estate services, technology and investment business through its ownership of Douglas Elliman, the largest residential real estate brokerage firm in the New York metropolitan area, and a minority stake in numerous real estate ventures. New Valley LLC Adjusted EBITDA is defined as the portion of Adjusted EBITDA that relates to New Valley. New Valley's Adjusted EBITDA does not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue’” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for period ended June 30, 2021 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit Index

(c)Exhibit.

Exhibit No.	Exhibit
99.1	Investor presentation of Vector Group Ltd. dated August 2021 (furnished pursuant to Regulation FD).
99.2	Fact Sheet of Vector Group Ltd. dated August 2021 (furnished pursuant to Regulation FD).
99.3	Fact Sheet of New Valley LLC dated August 2021 (furnished pursuant to Regulation FD).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: August 12, 2021